United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23259

(Investment Company Act File Number)

Federated Hermes Adviser Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/22

Date of Reporting Period: 10/31/22

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | FHEQX	Institutional | FHESX	R6 | FHERX

Federated Hermes SDG Engagement Equity Fund
Fund Established 2018

A Portfolio of Federated Hermes Adviser Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
The fund seeks to invest in companies that, in its view, provide the potential for long-term capital appreciation alongside positive societal impact aligned with the United Nations Sustainable Development Goals (SDGs). Through our pioneering engagement group, EOS at Federated Hermes, we engage with company leaders to gain a deep understanding of their business strategy and purpose to ensure company behaviors align with the long-term interests of our clients.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes SDG Engagement Equity Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31 2022, was -20.31% for the Class A shares, -20.11% for the Institutional Shares and -20.04% for the Class R6 Shares. The total return of the MSCI All Country World SMID Cap Index (the “Benchmark”),1 the Fund’s broad-based securities market index, was -22.25% for the same period. The total return of the Morningstar Global Small/Mid Stock Funds Average (MGSMSFA),2 a peer group average for the Fund, was -30.32% for the same period. The Fund’s and MGSMSFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the Benchmark.
During the reporting period, the most significant factors affecting Fund performance relative to the Benchmark were stock selection and asset allocation.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the Benchmark.
MARKET OVERVIEW
The negative returns over the reporting period can largely be attributed to global inflation, which is near 40-year highs, and tightening financial conditions. The latter stages of 2021 saw intra-quarter volatility as markets fell on the news of a new and rapidly spreading Covid-19 variant but ended the year in positive territory. 2022 saw markets fall due to rising levels of inflation which put particular pressure on relatively highly valued growth companies. The market sell-off at the start of 2022 was amplified by Russia’s invasion of Ukraine and led to further increases in Energy prices. The U.S. Federal Reserve Bank (the “Fed”) began their program of tightening in March which saw rates increase from 0.25% at the start of 2022 to 3.25% at the end of October as they and other central banks targeted a reduction in inflation.
Energy was the only sector to end the period in positive territory (+37.29%) materially outperforming the broader market, with Utilities (-3.59%) the next best performing sector. Communication Services (-33.87%) and Consumer Discretionary (-32.01%) were the weakest performing sectors. Regionally, Latin America was the best performing and only region to end the period in positive territory (7.76%), while Europe and the Middle East (-32.70%) and Asia (-28.82%) were the laggards.
fund performance
The Fund outperformed the Benchmark in the reporting period. Stock selection was the primary driver of outperformance as asset allocation marginally detracted. Strong stock selection in Consumer Discretionary and Health Care outweighed the weaker selection in Industrials and Energy. From a regional
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perspective, the largest contributions came from stock selection in North America,3 and this outweighed the weaker selection in Asia Pacific ex-Japan. Sector allocation was negative for relative returns due to underweight positions in both Energy and Utilities.
The largest individual contributors over the reporting period were AMN Healthcare, Clean Harbors and Reinsurance Group of America. AMN Healthcare, a temporary healthcare staffing company, posted strong returns over the period following better than expected quarterly results. They also benefitted as the demand in healthcare jobs continues to support the view that even with Covid-19 cases declining, demand will remain above pre-pandemic levels moving forward. Clean Harbors, an environmental remediation and industrial waste management business, saw strong results throughout the period and has been a beneficiary of greater focus on improving environmental performance. Reinsurance Group of America offered life and health related reinsurance products and financial solutions, and benefitted from the inflationary environment, the shrinking of claims related to Covid-19 and increased demand for insurance.
The largest single detractors were Techtronic Industries, Molten Ventures and West Pharmaceuticals. Techtronic Industries, which makes power tools and similar equipment, saw its shares fall after strong prior performance alongside other Covid-19 beneficiaries, and from concerns this year over a global slowdown in consumer demand. Molten Ventures, a venture capital investor in European technology companies, saw weakness over the period given its tech exposure. West Pharmaceuticals, which applies value-added services to the process of bringing new drug therapies and healthcare products to global markets, was caught up in a sell-off driven by investors selling Covid-19 winners in favor of value and recovery trades.
Over the period there were over 200 engagements with portfolio companies linked to a United Nations Sustainable Development Goal. Highlighted below are three examples of positive societal impact through engagement from this year.
Vistry designs, builds and sells new homes for both private customers and social landlords. We successfully engaged with the company on a number of objectives during the period including the company receiving the Living Wage Foundation accreditation. Paying the Living Wage Foundation rate is viewed as a marker of responsible business practice and it is an important indicator of a company’s investment in staff, over and above the legal requirements, including the UK Government’s national living wage. The company has confirmed that their recent living wage accreditation, received in December 2021, extends to direct, indirect and sub-contractor workers.
Breedon is a business that engages in quarrying, production and sale of construction materials and building products. Our engagement efforts have included energy efficiency. Cement, specifically clinker, the feedstock for cement, is hugely CO2 intensive. Our objective for the company was to
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disclose metrics outlining its current level of efficiency and in parallel to establish targets aiming for energy-intensity ratios that are science-based (and aiming towards carbon neutrality by 2050). In 2021, the company took major steps towards being a net zero operator by embedding and growing its sustainability team, setting out clear targets and implementing a framework to monitor and measure progress. The company’s 2021 assessment and reporting included greater transparency around the emissions associated with its cement production (88% of their total footprint) and it has published a roadmap to show its cement division’s decarbonization journey towards achieving net zero by 2050 with an interim 2030 target.
Retail Opportunity Investment Corporation operates a self-managed real estate investment trust engaging in the ownership and management of grocery anchored shopping centers located in densely populated, metropolitan markets across the West Coast of the United States. Over 40% of the company’s properties are located in areas of high or extremely high-water stress. Our objective is for the company to set suitably ambitious water use reduction targets, for progress to be disclosed and that delivery form an explicit part of management compensation. The company has agreed that it should focus its water saving efforts on those assets in the most water stressed locations (43% of total water use). The company has noted that in its upcoming ESG report it will be providing more context around how it is managing water for assets in those locations.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the Benchmark.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes SDG Engagement Equity Fund (the “Fund”) from November 6, 2018 to October 31, 2022, compared to the MSCI All Country World SMID Cap Index (the “Benchmark”)2 and the Morningstar Global Small/Mid Stock Funds Average (MGSMSFA).3 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charge as specified below in footnote #1)
	1 Year	Start of Performance[4]
Class A Shares[5]	-24.68%	1.92%
Institutional Shares	-20.11%	3.57%
R6 Shares[6]	-20.04%	3.59%
Benchmark	-22.25%	4.75%
MGSMSFA	-30.32%	3.26%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge is 5.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Benchmark and the MGSMSFA have been adjusted to reflect reinvestment of dividends on securities in the Benchmark and the average.
2
The Benchmark captures mid- and small-cap representation across 23 Developed Markets and 24 Emerging Markets countries. The Benchmark is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The Benchmark is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund commenced operation on November 6, 2018.
5
The Fund’s Class A Shares commenced operations on November 5, 2019. For the periods prior to the commencement of operations of the Class A Shares, the performance information shown is for the Fund’s Institutional Shares. The performance shown has been adjusted to reflect differences between the sales loads/charges imposed on the purchase and redemption of those classes where applicable.
6
The Fund’s Class R6 Shares commenced operations on June 11, 2021. For the period prior to the commencement of operations of the Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the expenses applicable to the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Institutional Shares.
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Portfolio of Investments Summary Tables (unaudited)
At October 31, 2022, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United States	57.7%
Japan	9.0%
United Kingdom	6.8%
Netherlands	3.3%
Switzerland	2.6%
Sweden	2.2%
Peru	2.1%
Hong Kong	1.7%
Italy	1.7%
Singapore	1.7%
Spain	1.7%
Finland	1.7%
France	1.5%
Ireland	1.4%
Australia	1.4%
India	1.4%
Other Assets and Liabilities—Net[2]	2.1%
TOTAL	100%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Industrials	24.2%
Consumer Discretionary	14.8%
Materials	12.2%
Health Care	10.2%
Financials	9.9%
Information Technology	9.0%
Consumer Staples	6.6%
Real Estate	5.3%
Utilities	2.3%
Communication Services	1.7%
Energy	1.7%
Other Assets and Liabilities—Net[2]	2.1%
TOTAL	100%
1
Except for Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2022
Shares			Value in U.S. Dollars
		COMMON STOCKS—97.9%
		Australia—1.4%
46,077		Ansell Ltd.	$830,627
		Finland—1.7%
27,765		Huhtamaki Oyj	997,399
		France—1.5%
6,998	[1]	Silicon-On-Insulator Technologies (SOITEC)	896,870
		Hong Kong—1.7%
109,740		Techtronic Industries Co.	1,035,182
		India—1.4%
65,176		Varun Beverages Ltd.	825,197
		Ireland—1.4%
74,891		Glanbia PLC	865,189
		Italy—1.7%
25,102		Marr SpA	264,452
111,140		Technogym SpA	764,479
		TOTAL	1,028,931
		Japan—9.0%
22,006		Horiba Ltd.	902,417
44,141		NIFCO, Inc.	1,024,812
23,618		Nissan Chemical Industries	1,056,226
23,848		Open House Co. Ltd.	849,372
36,533		Yaoko Co. Ltd.	1,589,017
		TOTAL	5,421,844
		Netherlands—3.3%
28,189		Aalberts NV	978,451
7,640		IMCD Group NV	989,991
		TOTAL	1,968,442
		Peru—2.1%
8,647		Credicorp Ltd.	1,265,575
		Singapore—1.7%
657,089		Mapletree Industrial Trust	1,020,920
		Spain—1.7%
71,744		Merlin Properties SOCIMI SA	607,453
6,840		Viscofan Industria Navarra De Envolturas Celulosicas SA	407,060
		TOTAL	1,014,513
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Sweden—2.2%
59,292		Trelleborg AB, Class B	$1,305,125
		Switzerland—2.6%
3,603		Burckhardt Compression Holdings AG	1,557,996
		United Kingdom—6.8%
69,183		Bovis Homes Group PLC	478,415
717,907		Breedon Group PLC	429,536
299,281		Central Asia Metals PLC	735,812
16,028		DCC PLC	888,953
366,471		Harworth Group PLC	434,979
87,885	[1]	Molten Ventures PLC	322,356
335,351	[1]	SSP Group PLC	778,008
		TOTAL	4,068,059
		United States—57.7%
26,123		Alliant Energy Corp.	1,362,837
16,636	[1]	AMN Healthcare Services, Inc.	2,087,818
13,785		Aptargroup, Inc.	1,366,783
6,232		Assurant, Inc.	846,680
23,392		Brunswick Corp.	1,653,113
15,255	[1]	Clean Harbors, Inc.	1,868,127
3,084		Cooper Cos., Inc.	843,135
699,410	[2]	Diversified Gas & Oil PLC	1,009,023
10,391		Eagle Materials, Inc.	1,270,923
3,330		Equifax, Inc.	564,568
23,779		Fortune Brands Home & Security, Inc.	1,434,349
17,840	[1]	Kirby Corp.	1,244,340
34,308		LKQ Corp.	1,908,897
20,725		National Instruments Corp.	791,280
10,534		Reinsurance Group of America	1,550,289
77,756		Retail Opportunity Investments Corp.	1,125,907
15,595		RPM International, Inc.	1,474,819
645,422	[1]	Samsonite International SA	1,389,504
11,218	[1]	Silicon Laboratories, Inc.	1,289,173
16,634		Simpson Manufacturing Co., Inc.	1,421,874
8,626		STERIS PLC	1,488,675
3,868		West Pharmaceutical Services, Inc.	890,027
9,115	[1]	WEX, Inc.	1,496,136
24,828		Wiley (John) & Sons, Inc., Class A	1,047,493
21,151		Wintrust Financial Corp.	1,980,157
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Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United States—continued
13,153	Woodward, Inc.	$1,206,130
	TOTAL	34,612,057
	TOTAL INVESTMENT IN SECURITIES—97.9% (IDENTIFIED COST $52,740,884)[3]	58,713,926
	OTHER ASSETS AND LIABILITIES - NET—2.1%[4]	1,273,763
	TOTAL NET ASSETS—100%	$59,987,689
1
Non-income-producing security.
2
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2022, these restricted securities amounted to $1,009,023, which represented 1.7% of total net assets.
3
The cost of investments for federal tax purposes amounts to $57,234,419.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$32,213,530	$2,398,527	$—	$34,612,057
International	5,164,574	18,937,295	—	24,101,869
TOTAL SECURITIES	$37,378,104	$21,335,822	$—	$58,713,926
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,		Period Ended 10/31/2020[1]
	2022	2021
Net Asset Value, Beginning of Period	$13.98	$10.31	$11.24
Income From Investment Operations:
Net investment income[2]	0.09	0.04	0.07
Net realized and unrealized gain (loss)	(2.92)	3.74	(0.83)
TOTAL FROM INVESTMENT OPERATIONS	(2.83)	3.78	(0.76)
Less Distributions:
Distributions from net investment income	(0.04)	(0.11)	(0.12)
Distributions from net realized gain	—	—	(0.05)
TOTAL DISTRIBUTIONS	(0.04)	(0.11)	(0.17)
Net Asset Value, End of Period	$11.11	$13.98	$10.31
Total Return[3]	(20.31)%	36.82%	(6.87)%
Ratios to Average Net Assets:
Net expenses[4]	1.19%	1.19%[5]	1.19%[5,6]
Net investment income	0.69%	0.34%	0.70%[6]
Expense waiver/reimbursement[7]	0.57%	0.62%	1.31%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$156	$194	$158
Portfolio turnover[8]	15%	13%	52%[9]
1
Reflects operations for the period from November 5, 2019 (commencement of operations) to October 31, 2020.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.18% for the year ended October 31, 2021 and 1.17% for the period ended October 31, 2020, after taking into account this expense reduction.
6
Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Securities that mature are considered sales for purposes of this calculation.
9
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2020.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,			Period Ended 10/31/2019[1]
	2022	2021	2020
Net Asset Value, Beginning of Period	$14.05	$10.34	$11.05	$10.00
Income From Investment Operations:
Net investment income[2]	0.12	0.07	0.07	0.12
Net realized and unrealized gain (loss)	(2.93)	3.75	(0.61)	0.93
TOTAL FROM INVESTMENT OPERATIONS	(2.81)	3.82	(0.54)	1.05
Less Distributions:
Distributions from net investment income	(0.10)	(0.11)	(0.12)	—
Distributions from net realized gain	—	—	(0.05)	—
TOTAL DISTRIBUTIONS	(0.10)	(0.11)	(0.17)	—
Net Asset Value, End of Period	$11.14	$14.05	$10.34	$11.05
Total Return[3]	(20.11)%	37.11%	(4.99)%	10.50%
Ratios to Average Net Assets:
Net expenses[4]	0.94%	0.94%[5]	0.94%[5]	0.94%[5,6]
Net investment income	0.93%	0.55%	0.70%	1.13%[6]
Expense waiver/reimbursement[7]	0.53%	0.60%	1.13%	1.16%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$59,692	$63,268	$39,785	$33,602
Portfolio turnover[8]	15%	13%	52%	13%
1
Reflects operations for the period from November 6, 2018 (commencement of operations) to October 31, 2019.
2
Per share number has been calculated using average shares method.
3
Based on net asset value. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.94% and 0.92% for the years ended October 31, 2021 and 2020, respectively and 0.94% for the period ended October 31, 2019, after taking into account this expense reduction.
6
Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2022[1]	Period Ended 10/31/2021[1,2]
Net Asset Value, Beginning of Period	$14.05	$13.83
Income From Investment Operations:
Net investment income (loss)[3]	(0.01)	0.04
Net realized and unrealized gain (loss)	(2.79)	0.18
TOTAL FROM INVESTMENT OPERATIONS	(2.80)	0.22
Less Distributions:
Distributions from net investment income	(0.10)	—
Distributions from net realized gain	—	—
TOTAL DISTRIBUTIONS	(0.10)	—
Net Asset Value, End of Period	$11.15	$14.05
Total Return[4]	(20.04)%	1.59%
Ratios to Average Net Assets:
Net expenses[5]	0.89%	0.87%[6,7]
Net investment income (loss)	(0.13)%	0.28%[6]
Expense waiver/reimbursement[8]	0.65%	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$140	$0[9]
Portfolio turnover[10]	15%	13%[11]
1
Certain ratios included in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized gain/loss amounts. Such differences are immaterial.
2
Reflects operations for the period from June 11, 2021 (commencement of operations) to October 31, 2021.
3
Per share number has been calculated using the average shares method.
4
Based on net asset value. Total returns for periods of less than one year are not annualized.
5
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
6
Computed on an annualized basis.
7
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.86% for the period ended October 31, 2021, after taking into account this expense reduction.
8
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
9
Represents less than $1,000.
10
Securities that mature are considered sales for purposes of this calculation.
11
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2021.
See Notes which are an integral part of the Financial Statements
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13

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value (identified cost $52,740,884)		$58,713,926
Cash		1,394,452
Cash denominated in foreign currencies (identified cost $3,744)		3,746
Income receivable		123,599
Receivable for shares sold		12,900
TOTAL ASSETS		60,248,623
Liabilities:
Payable for capital gains taxes withheld	$74,537
Payable for shares redeemed	16,774
Payable for investments purchased	3,952
Payable for portfolio accounting fees	69,846
Payable for custodian fees	45,448
Payable for auditing fees	26,800
Payable for share registration costs	10,470
Payable for investment adviser fee (Note 5)	670
Payable for Directors’/Trustees’ fees (Note 5)	131
Accrued expenses (Note 5)	12,306
TOTAL LIABILITIES		260,934
Net assets for 5,382,943 shares outstanding		$59,987,689
Net Assets Consist of:
Paid-in capital		$59,586,023
Total distributable earnings (loss)		401,666
TOTAL NET ASSETS		$59,987,689
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Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($156,351 ÷ 14,071 shares outstanding), no par value, unlimited shares authorized	$11.11
Offering price per share (100/94.50 of $11.11)	$11.76
Redemption proceeds per share	$11.11
Institutional Shares:
Net asset value per share ($59,691,550 ÷ 5,356,334 shares outstanding), no par value, unlimited shares authorized	$11.14
Offering price per share	$11.14
Redemption proceeds per share	$11.14
Class R6 Shares:
Net asset value per share ($139,788 ÷ 12,538 shares outstanding), no par value, unlimited shares authorized	$11.15
Offering price per share	$11.15
Redemption proceeds per share	$11.15
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (net of foreign tax withheld of $52,934)			$1,197,600
Expenses:
Investment adviser fee (Note 5)		$478,470
Administrative fee (Note 5)		50,572
Custodian fees		60,618
Transfer agent fees (Note 2)		59,942
Directors’/Trustees’ fees (Note 5)		1,070
Auditing fees		31,800
Legal fees		8,711
Other service fees (Notes 2 and 5)		483
Portfolio accounting fees		144,673
Share registration costs		48,156
Printing and postage		20,532
Miscellaneous (Notes 5)		36,021
TOTAL EXPENSES		941,048
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(321,085)
Reimbursement of other operating expenses (Notes 2 and 5)	(16,681)
TOTAL WAIVER AND REIMBURSEMENT		(337,766)
Net expenses			603,282
Net investment income			594,318
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(1,060,533)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (Including increase in payable for capital gains taxes withheld of $50,613)			(13,968,108)
Net realized and unrealized loss on investments and foreign currency transactions			(15,028,641)
Change in net assets resulting from operations			$(14,434,323)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$594,318	$308,711
Net realized gain (loss)	(1,060,533)	475,857
Net change in unrealized appreciation/depreciation	(13,968,108)	14,944,189
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(14,434,323)	15,728,757
Distributions to Shareholders:
Class A Shares	(534)	(2,120)
Institutional Shares	(478,208)	(440,219)
Class R6 Shares	(1)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(478,743)	(442,339)
Share Transactions:
Proceeds from sale of shares	27,402,888	21,490,722
Net asset value of shares issued to shareholders in payment of distributions declared	468,272	436,948
Cost of shares redeemed	(16,432,739)	(13,694,174)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	11,438,421	8,233,496
Change in net assets	(3,474,645)	23,519,914
Net Assets:
Beginning of period	63,462,334	39,942,420
End of period	$59,987,689	$63,462,334
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Adviser Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of thirteen portfolios. The financial statements included herein are only those of the Federated Hermes SDG Engagement Equity Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares, Class A Shares, Institutional Shares and Class R6 Shares. Class C Shares are effective with the Securities and Exchange Commission (SEC), but currently are not yet offered for sale. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Fund’s investment objective is to provide long-term capital appreciation alongside positive societal impact.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
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The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waiver and reimbursement of $337,766 is disclosed in various locations in this Note 2 and Note 5.
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Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$233	$(119)
Institutional Shares	$59,708	$(16,562)
Class R6 Shares	$1	$—
TOTAL	$59,942	$(16,681)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Institutional Shares, to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$483
For the year ended October 31, 2022, the Fund’s Institutional Shares did not incur other service fees.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Delaware.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional information on restricted securities held at October 31, 2022 is as follows:
Security	Acquisition Date	Acquisition Cost	Value
Diversified Gas & Oil PLC	7/24/2020 – 10/20/2022	$995,129	$1,009,023
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2022		2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,065	$39,482	15,421	$195,383
Shares issued to shareholders in payment of distributions declared	40	533	124	1,482
Shares redeemed	(2,895)	(32,400)	(16,985)	(236,099)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	210	$7,615	(1,440)	$(39,234)

Year Ended October 31	2022		2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,175,962	$27,229,070	1,629,821	$21,295,239
Shares issued to shareholders in payment of distributions declared	34,673	467,739	36,349	435,466
Shares redeemed	(1,356,434)	(16,400,339)	(1,012,976)	(13,458,075)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	854,201	$11,296,470	653,194	$8,272,630

	Year Ended 10/31/2022		Period Ended 10/31/2021[1]
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	12,531	$134,336	7	$100
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	—	—	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	12,531	$134,336	7	$100
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	866,942	$11,438,421	651,761	$8,233,496
1
Reflects operations for the period from June 11, 2021 (commencement of operations) to October 31, 2021.
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4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, were as follows:
	2022	2021
Ordinary income	$478,743	$442,339
As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$221,734
Net unrealized appreciation	$1,398,384
Capital loss carryforwards	$(1,218,452)
At October 31, 2022, the cost of investments for federal tax purposes was $57,234,419. The net unrealized appreciation of investments for federal tax purposes was $1,479,507. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,736,618 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,257,111.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the deferral of losses on wash sales, return of capital and passive foreign investment companies.
As of October 31, 2022, the Fund had a capital loss carryforward of $1,218,452 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$207,023	$1,011,429	$1,218,452
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2022, the Adviser voluntarily waived $321,085 of its fee and voluntarily reimbursed $16,681 of transfer agent fees.
Certain of the Fund’s assets are managed by Hermes Investment Management Limited (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.50% of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is
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not an incremental Fund expense. The Sub-Adviser may from time to time and for such periods as it deems appropriate reduce its compensation. The Sub-Adviser agrees to share pro rata in any fee waivers, or expense assumptions and reimbursements, imposed or made by the Adviser or its affiliates.
For the year ended October 31, 2022, the Sub-Adviser received a net fee of $104,929 after waivers and reimbursements.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur and pay distribution expenses at the following percentage of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended October 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC did not retain any sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended October 31, 2022, FSSC did not receive any of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSSC, FAS or FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding tax reclaim recovery expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s Class A Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.19%, 0.94% and 0.89% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$20,884,728
Sales	$9,213,035
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers and may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
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8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
10. Indemnifications
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. Other Matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, distributions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains,
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workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2022, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2022, 61.98% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees of Federated Hermes Adviser Series AND SHAREHOLDERS OF Federated Hermes SDG Engagement Equity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes SDG Engagement Equity Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Adviser Series (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years then ended and the period from November 6, 2018 (commencement of operations) to October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Adviser Series) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from November 6, 2018 (commencement of operations) to October 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$906.90	$5.67
Institutional Shares	$1,000.00	$907.90	$4.52
Class R6 Shares	$1,000.00	$908.70	$4.23
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,019.26	$6.01
Institutional Shares	$1,000.00	$1,020.47	$4.79
Class R6 Shares	$1,000.00	$1,020.77	$4.48
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.18%
Institutional Shares	0.94%
Class R6 Shares	0.88%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised fourteen portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: November 2017
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes SDG Engagement Equity Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) and the investment sub-advisory contract between the Adviser and Hermes Investment Management Limited (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also
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considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted
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that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board considered information about the Advisers’ capabilities and resources with respect to environmental, social and governance (“ESG”) investing, noting that in managing the assets of the Fund, the Advisers seek to invest in companies that, in their view, provide the potential for long-term capital appreciation while also contributing to positive societal impact aligned to the United Nations Sustainable Development Goals. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to ESG factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
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Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board also considered information regarding how ESG investing may relate to the Fund’s investment performance. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2021, the Fund’s performance for the one-year period was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the three-year period. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense
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Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the
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Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as:
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personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through
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distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Adviser Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes SDG Engagement Equity Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes SDG Engagement Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31423A101
CUSIP 31423A309
CUSIP 31423A408
Q454423 (12/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | FSTRX	B | QBLVX	C | QCLVX	R | QRLVX
	Institutional | FMSTX	Service | FSTKX	R6 | FSTLX

Federated Hermes MDT Large Cap Value Fund
Fund Established 1982

A Portfolio of Federated Hermes Adviser Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Large Cap Value Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2022, was -2.73% for the Class A Shares, -3.48% for the Class B Shares, -3.48% for the Class C Shares, -3.12% for the Class R Shares, -2.48% for the Institutional Shares, -2.70% for the Service Shares and -2.41% for the Class R6 Shares. The total return of the Russell 1000® Value Index (R1000V),1 the Fund’s broad-based securities market index, was -7.00% for the same period. The total return of the Morningstar Large Value Funds Average (MLVFA),2 a peer group average for the Fund, was -4.53% for the period. The Fund’s and MLVFA’s total returns for the most recently completed reporting period reflected actual cash flows, transaction costs and expenses not reflected in the total return of the R1000V.
During the reporting period, the Fund’s investment strategy focused on stock selection, which was the most significant factor affecting the Fund’s performance relative to the R1000V during the period.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the R1000V.
Market Overview
During the reporting period the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022), and inflation rose steadily to levels not seen in the last 40 years. As the market went from challenge to challenge, the swings in market direction became larger and larger: the returns of the Russell 3000 Index (R3000)3 in the last five months of the reporting period were -8.37% (June 2022), 9.38% (July 2022), -3.73% (August 2022), -9.27% (September 2022) and 8.20% (October 2022). Ultimately, the returns of the indexes for the full reporting period were solidly negative (the R3000 returned -16.52%) and there was a preference for value-oriented stocks over growth-oriented stocks (Russell 3000® Value Index4 returned -7.25% while the Russell 3000® Growth Index5 returned -24.67%). In contrast to the preference for value over growth, the preference for larger capitalization stocks over small capitalization stocks within the R3000 was not strong: the mega-cap Russell Top 200® Index6 returned -16.10%, 2.44% better than the small-cap Russell 2000® Index7 at -18.54%.
The best performing sectors in the R1000V during the reporting period were Energy (+64.89%), Consumer Staples (+5.22%) and Utilities (+2.67%). Underperforming sectors during the same period included Communication Services (-30.35%), Information Technology (-23.07%) and Real Estate (-20.28%).
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STOCK SELECTION
Stock selection was the biggest contributor to the Fund’s performance relative to the R1000V during the reporting period. The Fund looked for stocks with the specific combinations of fundamental and technical factors that internal research has shown to predict outperformance relative to the R1000V. An overweight of and strong stock selection among stocks with neutral to high analyst conviction and high structural (repeatable) earnings contributed most to outperformance. Underweighting stocks with strong recent returns, neutral to high analyst conviction and flat or improving earnings-to-price ratios provided the largest offset to the Fund’s performance versus the R1000V.
The Fund’s sector exposures remained close to R1000V weights. Strong stock selection in the Health Care, Information Technology and Communication Services sectors contributed the most to the Fund’s performance versus the R1000V.
Individual stocks enhancing the Fund’s performance included Marathon Petroleum Corporation, Marathon Oil Corporation, and McKesson Corporation, all of which were overweighted by the Fund. Individual stocks detracting from the Fund’s performance included MSCI Inc., Exxon Mobil Corporation (which performed well but was underweighted by the Fund) and Align Technology, Inc.
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Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000V.

Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.*
5
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market.*
6
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
7
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Federated Hermes MDT Large Cap Value Fund (the “Fund”) is the legal entity successor to Federated MDT Large Cap Value Fund (a Massachusetts business trust) (the “Predecessor Fund”), pursuant to a tax-free reorganization involving the Fund, the Predecessor Fund and the Federated Clover Value Fund that was completed on the close of business on December 8, 2017. The Predecessor Fund is both the tax and accounting survivor of the reorganization. Prior to the date of the reorganization, the Fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this report for periods prior to December 8, 2017 (the Fund’s commencement of investment operations) is historical information for the Predecessor Fund. The Predecessor Fund was also managed by the Fund’s adviser and had substantially identical investment objectives and strategies as the Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund.
The graph below illustrates the hypothetical investment of $10,0001 in the Fund from October 31, 2012 to October 31, 2022, compared to the Russell 1000® Value Index (R1000V)2 and the Morningstar Large Value Funds Average (MLVFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for Class B shares include the maximum contingent deferred sales charge of 5.50% as applicable.
Annual Shareholder Report

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares[4]	-8.07%	6.92%	10.83%
Class B Shares[5]	-7.97%	6.95%	10.53%
Class C Shares[5]	-4.30%	7.28%	10.57%
Class R Shares[5]	-3.12%	7.67%	10.98%
Institutional Shares	-2.48%	8.37%	11.71%
Service Shares	-2.70%	8.14%	11.46%
R6 Shares[6]	-2.41%	8.46%	11.66%
R1000V	-7.00%	7.21%	10.30%
MLVFA	-4.53%	7.67%	10.21%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The R1000V and the MLVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The R1000V is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class A Shares commenced operations on May 1, 2014. For the period prior to the commencement of operations of the Class A Shares, the performance information shown is for the Fund’s Service Shares. The performance of the Service Shares has been adjusted to reflect the expenses of the Fund’s Class A Shares for each year for which the Fund’s Class A Shares’ expenses would have exceeded the actual expenses paid by the Fund’s Service Shares.
5
The Fund’s B, C and R classes commenced operations on December 8, 2017. The Predecessor Fund did not have corresponding B, C and R classes. For the periods prior to the commencement of operations of the B, C and R classes, the performance information shown is for the Predecessor Fund’s SS class. The performance of the SS class has not been adjusted to reflect the higher expenses applicable to the B, C and R classes, respectively.
6
The Fund’s R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for the Service Shares adjusted to reflect the expenses of the Fund’s R6 Shares for each year for which the Fund’s R6 Shares’ expenses would have exceeded the actual expenses paid by the Fund’s Service Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Financials	20.4%
Health Care	17.4%
Information Technology	9.3%
Industrials	9.1%
Energy	9.0%
Consumer Discretionary	7.0%
Communication Services	6.7%
Consumer Staples	6.1%
Utilities	5.1%
Real Estate	4.3%
Materials	3.7%
Securities Lending Collateral[2]	0.2%
Cash Equivalents[3]	1.9%
Other Assets and Liabilities—Net[4]	(0.2)%
TOTAL	100%
1
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2022
Shares			Value
		COMMON STOCKS—98.1%
		Communication Services—6.7%
1,136,466	[1]	Altice USA, Inc.	$7,512,040
526,494		AT&T, Inc.	9,597,986
273,325		Comcast Corp., Class A	8,675,335
264,106	[1]	Meta Platforms, Inc.	24,604,115
11,608	[1]	Netflix, Inc.	3,388,143
54,462	[1]	T-Mobile USA, Inc.	8,254,261
109,304	[1]	Walt Disney Co.	11,645,248
		TOTAL	73,677,128
		Consumer Discretionary—7.0%
224,023	[1]	Bright Horizons Family Solutions, Inc.	14,633,182
277,721		eBay, Inc.	11,064,405
267,251		Ford Motor Co.	3,573,146
1,638,527		Gap (The), Inc.	18,466,199
369,184		PVH Corp.	18,946,523
387,618		V.F. Corp.	10,950,209
		TOTAL	77,633,664
		Consumer Staples—6.1%
177,115	[2]	Albertsons Cos., Inc.	3,632,629
112,560		Hershey Foods Corp.	26,875,951
347,695		Kroger Co.	16,442,497
168,818		Molson Coors Beverage Company, Class B	8,513,492
51,668		PepsiCo, Inc.	9,381,875
33,439		The Coca-Cola Co.	2,001,324
		TOTAL	66,847,768
		Energy—9.0%
64,499		Chevron Corp.	11,667,869
18,158		ConocoPhillips	2,289,542
160,815		Exxon Mobil Corp.	17,819,910
712,014		Marathon Oil Corp.	21,680,826
274,075		Marathon Petroleum Corp.	31,140,402
30,534		Occidental Petroleum Corp.	2,216,769
40,815		Phillips 66	4,256,596
61,055		Valero Energy Corp.	7,665,455
		TOTAL	98,737,369
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Financials—20.4%
114,416	[1]	Arch Capital Group Ltd.	$6,578,920
449,701		Bank of New York Mellon Corp.	18,936,909
277,304		Berkley, W. R. Corp.	20,625,871
8,797	[1]	Berkshire Hathaway, Inc., Class B	2,595,907
41,993		Cboe Global Markets, Inc.	5,228,128
39,178		CME Group, Inc.	6,789,547
26,138		Evercore, Inc., Class A	2,747,104
170,160		Fidelity National Financial, Inc.	6,700,901
48,666		First Republic Bank	5,844,787
138,743		Hartford Financial Services Group, Inc.	10,046,381
52,294		Interactive Brokers Group, Inc., Class A	4,191,364
87,535		JPMorgan Chase & Co.	11,018,906
53,901		NASDAQ, Inc.	3,354,798
213,299		Northern Trust Corp.	17,991,771
161,831		Popular, Inc.	11,444,688
188,455		State Street Corp.	13,945,670
51,832	[1]	SVB Financial Group	11,971,119
95,475		T. Rowe Price Group, Inc.	10,135,626
175,260		The Travelers Cos., Inc.	32,328,460
537,589		Virtu Financial, Inc.	12,031,242
212,283		Wells Fargo & Co.	9,762,895
		TOTAL	224,270,994
		Health Care—17.4%
132,149	[1]	Align Technology, Inc.	25,676,551
24,644		Amgen, Inc.	6,662,505
23,833	[1]	Biogen, Inc.	6,755,225
206,859		Bristol-Myers Squibb Co.	16,025,367
150,718		CVS Health Corp.	14,272,995
294,034		Dentsply Sirona, Inc.	9,062,128
844,639	[1]	Elanco Animal Health, Inc.	11,140,788
10,375		Elevance Health, Inc.	5,672,739
210,375	[1]	Enovis Corp.	10,403,044
200,373		Gilead Sciences, Inc.	15,721,265
95,535		Johnson & Johnson	16,620,224
15,557		McKesson Corp.	6,057,429
20,420		Medtronic PLC	1,783,483
159,986		Merck & Co., Inc.	16,190,583
324,868		Pfizer, Inc.	15,122,605
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
56,298		Teleflex, Inc.	$12,079,299
7,074	[1]	Waters Corp.	2,116,329
		TOTAL	191,362,559
		Industrials—9.1%
25,343		3M Co.	3,187,896
88,342		AGCO Corp.	10,969,426
128,625		Fortune Brands Home & Security, Inc.	7,758,660
191,274		General Electric Co.	14,883,030
19,794		Lennox International, Inc.	4,623,285
75,708		Manpower, Inc.	5,930,965
365,511		Pentair PLC	15,698,697
90,386		Robert Half International, Inc.	6,910,914
151,289	[1]	SPX Technologies, Inc.	9,960,868
52,590		Trane Technologies PLC	8,394,942
227,171	[1]	XPO Logistics, Inc.	11,753,827
		TOTAL	100,072,510
		Information Technology—9.3%
146,626		Dell Technologies, Inc.	5,630,439
172,103	[1]	DXC Technology Co.	4,947,961
1,008,116		Hewlett Packard Enterprise Co.	14,385,815
202,340	[1]	IPG Photonics Corp.	17,332,445
356,067	[1]	PayPal Holdings, Inc.	29,760,080
74,566		Pegasystems, Inc.	2,774,601
57,725		Skyworks Solutions, Inc.	4,964,927
219,810		Vishay Intertechnology, Inc.	4,596,227
219,539	[1]	Zoom Video Communications, Inc.	18,318,334
		TOTAL	102,710,829
		Materials—3.7%
69,216		Alcoa Corp.	2,701,500
252,600	[1]	Berry Global Group, Inc.	11,953,032
42,944		Celanese Corp.	4,127,777
56,775		CF Industries Holdings, Inc.	6,032,912
78,657		Mosaic Co./The	4,227,814
192,298		Newmont Corp.	8,138,051
26,368		Nucor Corp.	3,464,228
		TOTAL	40,645,314
		Real Estate—4.3%
120,328		Extra Space Storage, Inc.	21,351,000
Annual Shareholder Report

Shares		Value
	COMMON STOCKS—continued
	Real Estate—continued
69,830	SBA Communications Corp.	$18,847,117
183,003	SL Green Realty Corp.	7,261,559
	TOTAL	47,459,676
	Utilities—5.1%
464,035	Exelon Corp.	17,907,111
335,739	NRG Energy, Inc.	14,906,811
99,211	Pinnacle West Capital Corp.	6,667,971
177,660	WEC Energy Group, Inc.	16,225,688
	TOTAL	55,707,581
	TOTAL COMMON STOCKS (IDENTIFIED COST $1,004,432,049)	1,079,125,392
	INVESTMENT COMPANIES—2.1%
1,509,900	Federated Hermes Government Obligations Fund, Premier Shares, 2.94%[3]	1,509,900
21,325,642	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.08%[3]	21,312,846
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $22,822,818)	22,822,746
	TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $1,027,254,867)[4]	1,101,948,138
	OTHER ASSETS AND LIABILITIES - NET—(0.2)%[5]	(1,771,509)
	TOTAL NET ASSETS—100%	$1,100,176,629
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 10/31/2021	$—	$22,933,980	$22,933,980
Purchases at Cost	$54,743,231	$211,091,029	$265,834,260
Proceeds from Sales	$(53,233,331)	$(212,693,312)	$(265,926,643)
Change in Unrealized Appreciation/Depreciation	N/A	$(2,052)	$(2,052)
Net Realized Gain/(Loss)	N/A	$(16,799)	$(16,799)
Value as of 10/31/2022	$1,509,900	$21,312,846	$22,822,746
Shares Held as of 10/31/2022	1,509,900	21,325,642	22,835,542
Dividend Income	$1,100	$199,486	$200,586
Gains Distributions Received	N/A	$3,228	$3,228
Annual Shareholder Report

*
All or a portion of the balance/activity for the fund relates to cash collateral on security lending transactions.
1
Non-income-producing security.
2
All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
7-day net yield.
4
The cost of investments for federal tax purposes amounts to $1,033,922,131.
5
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of October 31, 2022, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements.
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.46	$25.00	$27.31	$27.84	$29.29
Income From Investment Operations:
Net investment income	0.35[2]	0.34	0.37	0.40	0.32[2]
Net realized and unrealized gain (loss)	(1.17)	10.48	(1.95)	1.48	1.04
TOTAL FROM INVESTMENT OPERATIONS	(0.82)	10.82	(1.58)	1.88	1.36
Less Distributions:
Distributions from net investment income	(0.30)	(0.36)	(0.37)	(0.41)	(0.33)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	(2.48)
TOTAL DISTRIBUTIONS	(5.75)	(0.36)	(0.73)	(2.41)	(2.81)
Net Asset Value, End of Period	$28.89	$35.46	$25.00	$27.31	$27.84
Total Return[3]	(2.73)%	43.46%	(5.78)%	7.41%	4.69%
Ratios to Average Net Assets:
Net expenses[4]	0.98%	0.98%	0.98%[5]	0.98%[5]	0.98%[5]
Net investment income	1.18%	1.06%	1.44%	1.52%	1.23%
Expense waiver/reimbursement[6]	0.19%	0.19%	0.23%	0.22%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$515,670	$578,491	$432,229	$492,088	$508,415
Portfolio turnover[7]	111%	70%	139%	81%	95%
1
Federated MDT Large Cap Value Fund (the “Predecessor Fund”) was reorganized into the Fund as of the close of business on December 8, 2017. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.98%, 0.98% and 0.98% for the years ended October 31, 2020, 2019 and 2018, respectively, after taking into account this expense reduction.
6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2018[1]
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.55	$25.05	$27.33	$27.85	$28.04
Income From Investment Operations:
Net investment income	0.11[2]	0.03	0.11	0.14	0.10[2]
Net realized and unrealized gain (loss)	(1.16)	10.56	(1.89)	1.51	(0.17)
TOTAL FROM INVESTMENT OPERATIONS	(1.05)	10.59	(1.78)	1.65	(0.07)
Less Distributions:
Distributions from net investment income	(0.05)	(0.09)	(0.14)	(0.17)	(0.12)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	—
TOTAL DISTRIBUTIONS	(5.50)	(0.09)	(0.50)	(2.17)	(0.12)
Net Asset Value, End of Period	$29.00	$35.55	$25.05	$27.33	$27.85
Total Return[3]	(3.48)%	42.34%	(6.56)%	6.49%	(0.24)%
Ratios to Average Net Assets:
Net expenses[4]	1.79%	1.80%	1.81%[5]	1.83%[5]	1.83%[5,6]
Net investment income	0.35%	0.26%	0.63%	0.72%	0.38%[6]
Expense waiver/reimbursement[7]	0.17%	0.16%	0.19%	0.18%	0.17%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,285	$3,602	$3,556	$6,710	$11,823
Portfolio turnover[8]	111%	70%	139%	81%	95%[9]
1
Reflects operations for the period December 8, 2017 (date of initial investment) to October 31, 2018.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.81%, 1.83% and 1.83% for the years ended October 31, 2020 and 2019 and period ended 2018, respectively, after taking into account this expense reduction.
6
Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Securities that mature are considered sales for purposes of this calculation.
9
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2018[1]
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.52	$25.04	$27.32	$27.85	$28.04
Income From Investment Operations:
Net investment income	0.11[2]	0.07	0.14	0.19	0.12[2]
Net realized and unrealized gain (loss)	(1.16)	10.51	(1.91)	1.47	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	(1.05)	10.58	(1.77)	1.66	(0.06)
Less Distributions:
Distributions from net investment income	(0.06)	(0.10)	(0.15)	(0.19)	(0.13)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	—
TOTAL DISTRIBUTIONS	(5.51)	(0.10)	(0.51)	(2.19)	(0.13)
Net Asset Value, End of Period	$28.96	$35.52	$25.04	$27.32	$27.85
Total Return[3]	(3.48)%	42.34%	(6.53)%	6.53%	(0.21)%
Ratios to Average Net Assets:
Net expenses[4]	1.79%	1.77%	1.80%[5]	1.77%[5]	1.79%[5,6]
Net investment income	0.38%	0.27%	0.64%	0.74%	0.44%[6]
Expense waiver/reimbursement[7]	0.17%	0.16%	0.19%	0.18%	0.17%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,144	$11,057	$8,848	$13,760	$15,215
Portfolio turnover[8]	111%	70%	139%	81%	95%[9]
1
Reflects operations for the period December 8, 2017 (date of initial investment) to October 31, 2018.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.80%, 1.77% and 1.79% for the years ended October 31, 2020 and 2019 and period ended 2018, respectively, after taking into account this expense reduction.
6
Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Securities that mature are considered sales for purposes of this calculation.
9
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2018[1]
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.47	$25.01	$27.31	$27.85	$28.04
Income From Investment Operations:
Net investment income	0.22[2]	0.20	0.25	0.29	0.20[2]
Net realized and unrealized gain (loss)	(1.15)	10.49	(1.94)	1.47	(0.16)
TOTAL FROM INVESTMENT OPERATIONS	(0.93)	10.69	(1.69)	1.76	0.04
Less Distributions:
Distributions from net investment income	(0.17)	(0.23)	(0.25)	(0.30)	(0.23)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	—
TOTAL DISTRIBUTIONS	(5.62)	(0.23)	(0.61)	(2.30)	(0.23)
Net Asset Value, End of Period	$28.92	$35.47	$25.01	$27.31	$27.85
Total Return[3]	(3.12)%	42.86%	(6.20)%	6.93%	0.12%
Ratios to Average Net Assets:
Net expenses[4]	1.43%	1.40%	1.43%[5]	1.41%[5]	1.43%[5,6]
Net investment income	0.73%	0.65%	1.00%	1.09%	0.78%[6]
Expense waiver/reimbursement[7]	0.20%	0.16%	0.22%	0.18%	0.17%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$15,260	$18,448	$14,572	$17,450	$18,198
Portfolio turnover[8]	111%	70%	139%	81%	95%[9]
1
Reflects operations for the period December 8, 2017 (date of initial investment) to October 31, 2018.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.43%, 1.41% and 1.43% for the years ended October 31, 2020 and 2019 and period ended 2018, respectively, after taking into account this expense reduction.
6
Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Securities that mature are considered sales for purposes of this calculation.
9
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.47	$25.01	$27.33	$27.86	$29.30
Income From Investment Operations:
Net investment income	0.42[2]	0.42	0.42	0.46	0.44[2]
Net realized and unrealized gain (loss)	(1.16)	10.47	(1.95)	1.47	0.98
TOTAL FROM INVESTMENT OPERATIONS	(0.74)	10.89	(1.53)	1.93	1.42
Less Distributions:
Distributions from net investment income	(0.37)	(0.43)	(0.43)	(0.46)	(0.38)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	(2.48)
TOTAL DISTRIBUTIONS	(5.82)	(0.43)	(0.79)	(2.46)	(2.86)
Net Asset Value, End of Period	$28.91	$35.47	$25.01	$27.33	$27.86
Total Return[3]	(2.48)%	43.76%	(5.58)%	7.64%	4.92%
Ratios to Average Net Assets:
Net expenses[4]	0.76%	0.76%	0.76%[5]	0.76%[5]	0.77%[5]
Net investment income	1.39%	1.27%	1.66%	1.75%	1.52%
Expense waiver/reimbursement[6]	0.18%	0.17%	0.20%	0.19%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$370,565	$456,561	$363,057	$353,550	$416,364
Portfolio turnover[7]	111%	70%	139%	81%	95%
1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2017. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.76%, 0.76% and 0.77% for the years ended October 31, 2020, 2019 and 2018, respectively, after taking into account this expense reduction.
6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.50	$25.03	$27.34	$27.87	$29.31
Income From Investment Operations:
Net investment income	0.35[2]	0.38	0.41	0.43	0.39[2]
Net realized and unrealized gain (loss)	(1.16)	10.45	(1.99)	1.45	0.96
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	10.83	(1.58)	1.88	1.35
Less Distributions:
Distributions from net investment income	(0.30)	(0.36)	(0.37)	(0.41)	(0.31)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	(2.48)
TOTAL DISTRIBUTIONS	(5.75)	(0.36)	(0.73)	(2.41)	(2.79)
Net Asset Value, End of Period	$28.94	$35.50	$25.03	$27.34	$27.87
Total Return[3]	(2.70)%	43.44%	(5.77)%	7.42%	4.67%
Ratios to Average Net Assets:
Net expenses[4]	0.98%	0.98%	0.98%[5]	0.98%[5]	0.99%[5]
Net investment income	1.18%	1.07%	1.44%	1.53%	1.32%
Expense waiver/reimbursement[6]	0.19%	0.18%	0.21%	0.20%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$137,041	$159,943	$135,813	$179,844	$216,890
Portfolio turnover[7]	111%	70%	139%	81%	95%
1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2017. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.98%, 0.98% and 0.99% for the years ended October 31, 2020, 2019 and 2018, respectively, after taking into account this expense reduction.
6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)1
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.50	$25.03	$27.35	$27.88	$29.31
Income From Investment Operations:
Net investment income	0.44[2]	0.43	0.43	0.47	0.44[2]
Net realized and unrealized gain (loss)	(1.16)	10.49	(1.95)	1.48	1.00
TOTAL FROM INVESTMENT OPERATIONS	(0.72)	10.92	(1.52)	1.95	1.44
Less Distributions:
Distributions from net investment income	(0.39)	(0.45)	(0.44)	(0.48)	(0.39)
Distributions from net realized gain	(5.45)	—	(0.36)	(2.00)	(2.48)
TOTAL DISTRIBUTIONS	(5.84)	(0.45)	(0.80)	(2.48)	(2.87)
Net Asset Value, End of Period	$28.94	$35.50	$25.03	$27.35	$27.88
Total Return[3]	(2.41)%	43.86%	(5.51)%	7.72%	5.01%
Ratios to Average Net Assets:
Net expenses[4]	0.69%	0.69%	0.69%[5]	0.69%[5]	0.70%[5]
Net investment income	1.46%	1.34%	1.73%	1.80%	1.57%
Expense waiver/reimbursement[6]	0.17%	0.16%	0.19%	0.18%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,211	$57,930	$36,020	$42,678	$28,350
Portfolio turnover[7]	111%	70%	139%	81%	95%
1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2017. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.69%, 0.69% and 0.70% for the years ended October 31, 2020, 2019, and 2018, respectively, after taking into account this expense reduction.
6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value including $1,474,669 of securities loaned and $22,822,746 of investment in affiliated holdings* (identified cost $1,027,254,867)		$1,101,948,138
Receivable for investments sold		15,091,666
Income receivable		2,116,868
Receivable for shares sold		444,368
Income receivable from affiliated holdings		644
TOTAL ASSETS		1,119,601,684
Liabilities:
Payable for investments purchased	$15,349,853
Payable for shares redeemed	1,982,285
Payable for collateral due to broker for securities lending (Note 2)	1,509,900
Payable for other service fees (Notes 2 and 5)	248,258
Payable for investment adviser fee (Note 5)	22,275
Payable for distribution services fee (Note 5)	13,856
Payable for administrative fee (Note 5)	2,170
Payable for Directors’/Trustees’ fees (Note 5)	129
Accrued expenses (Note 5)	296,329
TOTAL LIABILITIES		19,425,055
Net assets for 38,058,890 shares outstanding		$1,100,176,629
Net Assets Consists of:
Paid-in capital		$898,496,918
Total distributable earnings (loss)		201,679,711
TOTAL NET ASSETS		$1,100,176,629
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($515,670,272 ÷ 17,846,732 shares outstanding), no par value, unlimited shares authorized	$28.89
Offering price per share (100/94.50 of $28.89)	$30.57
Redemption proceeds per share	$28.89
Class B Shares:
Net asset value per share ($2,285,345 ÷ 78,810 shares outstanding), no par value, unlimited shares authorized	$29.00
Offering price per share	$29.00
Redemption proceeds per share (94.50/100 of $29.00)	$27.41
Class C Shares:
Net asset value per share ($10,143,910 ÷ 350,276 shares outstanding), no par value, unlimited shares authorized	$28.96
Offering price per share	$28.96
Redemption proceeds per share (99.00/100 of $28.96)	$28.67
Class R Shares:
Net asset value per share ($15,259,757 ÷ 527,726 shares outstanding), no par value, unlimited shares authorized	$28.92
Offering price per share	$28.92
Redemption proceeds per share	$28.92
Institutional Shares:
Net asset value per share ($370,565,311 ÷ 12,819,086 shares outstanding), no par value, unlimited shares authorized	$28.91
Offering price per share	$28.91
Redemption proceeds per share	$28.91
Service Shares:
Net asset value per share ($137,041,168 ÷ 4,735,678 shares outstanding), no par value, unlimited shares authorized	$28.94
Offering price per share	$28.94
Redemption proceeds per share	$28.94
Class R6 Shares:
Net asset value per share ($49,210,866 ÷ 1,700,582 shares outstanding), no par value, unlimited shares authorized	$28.94
Offering price per share	$28.94
Redemption proceeds per share	$28.94
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (including $199,484 received from an affiliated holding* and net of foreign taxes withheld of $33,985)			$25,616,644
Net income on securities loaned (includes $1,102 earned from an affiliated holding related to cash collateral balances*) (Note 2)			854
TOTAL INCOME			25,617,498
Expenses:
Investment adviser fee (Note 5)		$8,240,343
Administrative fee (Note 5)		929,682
Custodian fees		65,639
Transfer agent fees (Note 2)		1,386,441
Directors’/Trustees’ fees (Note 5)		7,724
Auditing fees		28,019
Legal fees		10,040
Distribution services fee (Note 5)		186,606
Other service fees (Notes 2 and 5)		1,743,973
Portfolio accounting fees		206,705
Share registration costs		116,262
Printing and postage		47,040
Miscellaneous (Note 5)		39,356
TOTAL EXPENSES		13,007,830
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,997,821)
Reimbursement of other operating expenses (Notes 2 and 5)	(206,335)
TOTAL WAIVER AND REIMBURSEMENTS		(2,204,156)
Net expenses			10,803,674
Net investment income			$14,813,824
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(16,799) on sales of investments in an affiliated holding*)	$128,188,557
Realized gain distribution received from affiliated investment company shares*	3,228
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(2,052) of investments in an affiliated holding*)	(172,701,838)
Net realized and unrealized gain (loss) on investments	(44,510,053)
Change in net assets resulting from operations	$(29,696,229)
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,813,824	$13,898,001
Net realized gain (loss)	128,191,785	212,275,786
Net change in unrealized appreciation/depreciation	(172,701,838)	197,239,214
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,696,229)	423,413,001
Distributions to Shareholders:
Class A Shares	(93,646,055)	(6,039,909)
Class B Shares	(538,080)	(11,397)
Class C Shares	(1,699,538)	(35,472)
Class R Shares	(2,896,905)	(129,297)
Institutional Shares	(75,084,051)	(5,915,217)
Service Shares	(25,844,538)	(1,785,254)
Class R6 Shares	(9,468,910)	(672,214)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(209,178,077)	(14,588,760)
Share Transactions:
Proceeds from sale of shares	150,805,951	155,133,282
Net asset value of shares issued to shareholders in payment of distributions declared	196,301,657	13,117,946
Cost of shares redeemed	(294,089,508)	(285,137,249)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	53,018,100	(116,886,021)
Change in net assets	(185,856,206)	291,938,220
Net Assets:
Beginning of period	1,286,032,835	994,094,615
End of period	$1,100,176,629	$1,286,032,835
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Adviser Series (the “Trust”) was established as a Delaware statutory trust on June 12, 2017, and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Hermes MDT Large Cap Value Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The Fund’s investment objective is to provide growth of income and capital.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated MDTA LLC (the “Adviser”).
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
Annual Shareholder Report

◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single
Annual Shareholder Report

price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred
Annual Shareholder Report

securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $2,204,156 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$603,102	$(131,749)
Class B Shares	4,179	—
Class C Shares	14,716	—
Class R Shares	53,363	(4,997)
Institutional Shares	524,277	(43,976)
Service Shares	163,753	(25,613)
Class R6 Shares	23,051	—
TOTAL	$1,386,441	$(206,335)
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,356,221
Class B Shares	7,345
Class C Shares	26,471
Service Shares	353,936
TOTAL	$1,743,973
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Delaware.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV
Annual Shareholder Report

decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$1,474,669	$1,509,900
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2022		2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	648,486	$19,652,579	616,085	$19,672,975
Shares issued to shareholders in payment of distributions declared	2,908,059	87,110,119	174,205	5,527,626
Shares redeemed	(2,025,810)	(61,014,767)	(1,764,667)	(55,574,989)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,530,735	$45,747,931	(974,377)	$(30,374,388)

Year Ended October 31	2022		2021
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,476	$191,277	3,744	$127,764
Shares issued to shareholders in payment of distributions declared	17,220	518,122	362	11,061
Shares redeemed	(46,228)	(1,391,194)	(44,691)	(1,430,832)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(22,532)	$(681,795)	(40,585)	$(1,292,007)

Year Ended October 31	2022		2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	112,244	$3,340,504	96,083	$3,069,882
Shares issued to shareholders in payment of distributions declared	56,349	1,693,594	1,156	35,345
Shares redeemed	(129,632)	(3,879,084)	(139,257)	(4,534,514)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	38,961	$1,155,014	(42,018)	$(1,429,287)

Year Ended October 31	2022		2021
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	73,112	$2,211,315	95,670	$3,054,256
Shares issued to shareholders in payment of distributions declared	96,561	2,896,905	4,116	129,297
Shares redeemed	(162,027)	(4,833,836)	(162,335)	(5,271,925)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	7,646	$274,384	(62,549)	$(2,088,372)
Annual Shareholder Report

Year Ended October 31	2022		2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,367,907	$100,730,231	3,112,903	$100,438,107
Shares issued to shareholders in payment of distributions declared	2,457,412	73,663,709	165,901	5,266,480
Shares redeemed	(5,878,407)	(175,865,997)	(4,924,786)	(164,032,951)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(53,088)	$(1,472,057)	(1,645,982)	$(58,328,364)

Year Ended October 31	2022		2021
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	439,614	$13,314,674	349,008	$11,252,054
Shares issued to shareholders in payment of distributions declared	742,631	22,284,393	48,574	1,536,686
Shares redeemed	(952,165)	(28,700,133)	(1,318,591)	(42,884,785)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	230,080	$6,898,934	(921,009)	$(30,096,045)

Year Ended October 31	2022		2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	398,996	$11,365,371	525,949	$17,518,244
Shares issued to shareholders in payment of distributions declared	271,098	8,134,815	19,175	611,451
Shares redeemed	(601,243)	(18,404,497)	(352,451)	(11,407,253)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	68,851	$1,095,689	192,673	$6,722,442
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,800,653	$53,018,100	(3,493,847)	$(116,886,021)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$110,649,519	$14,588,760
Long-term capital gains	$98,528,558	$—
1
For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$3,750,754
Net unrealized appreciation	$68,026,007
Undistributed long-term capital gains	$129,902,950
Annual Shareholder Report

2
For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2022, the cost of investments for federal tax purposes was $1,033,922,131. The net unrealized appreciation of investments for federal tax purposes was $68,026,007. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $145,134,200 and net unrealized depreciation from investments for those securities having an excess of cost over value of $77,108,193.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.750% on the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.600% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets and 0.400% of average daily net assets in excess of $2 billion. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields.
For the year ended October 31, 2022, the Adviser waived $1,980,756 of its fee and reimbursed $206,335 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2022, the Adviser reimbursed $17,065.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur and pay distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$22,036
Class C Shares	79,663
Class R Shares	84,907
TOTAL	$186,606
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2022, FSC retained $29,998 of fees paid by the Fund. For the year ended October 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended October 31, 2022, FSSC received $325,633 of other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of the Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC retained $11,861 in sales charges from the sale of Class A Shares. FSC also retained $1,198 and $834 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 0.98%, 1.85%, 1.80%, 1.43%, 0.76%, 0.98% and 0.69% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$1,288,504,753
Sales	$1,425,292,274
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
Annual Shareholder Report

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MAtters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
11. SUBSEQUENT EVENT
On November 10, 2022, the Trustees approved a Plan of Conversion for the Class B Shares of the Fund pursuant to which the Class B Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about February 3, 2023, resulting in the closure and termination of the Fund’s Class B Shares.
Annual Shareholder Report

12. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2022, 20.47% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2022, 19.92% qualify for the dividend received deduction available to corporate shareholders.
For the year ended October 31, 2022, the amount of long-term capital gains designated by the Fund was $98,528,558.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES of Federated hermes Adviser Series and THE Shareholders of Federated hermes MDT Large Cap Value Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Large Cap Value Fund (“the Fund”), a portfolio of Federated Hermes Adviser Series, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
December 23, 2022
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$989.90	$4.92
Class B Shares	$1,000	$986.10	$8.91
Class C Shares	$1,000	$986.00	$8.96
Class R Shares	$1,000	$988.10	$7.17
Institutional Shares	$1,000	$991.40	$3.81
Service Shares	$1,000	$990.20	$4.92
Class R6 Shares	$1,000	$991.50	$3.46
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.27	$4.99
Class B Shares	$1,000	$1,016.23	$9.05
Class C Shares	$1,000	$1,016.18	$9.10
Class R Shares	$1,000	$1,018.00	$7.27
Institutional Shares	$1,000	$1,021.37	$3.87
Service Shares	$1,000	$1,020.27	$4.99
Class R6 Shares	$1,000	$1,021.73	$3.52
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:
Class A Shares	0.98%
Class B Shares	1.78%
Class C Shares	1.79%
Class R Shares	1.43%
Institutional Shares	0.76%
Service Shares	0.98%
Class R6 Shares	0.69%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised 14 portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: May 2017
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: May 2017
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: May 2017
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: May 2017
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2017
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT Large Cap Value Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
Annual Shareholder Report

reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
Annual Shareholder Report

regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
Annual Shareholder Report

Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
Annual Shareholder Report

gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2021, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
Annual Shareholder Report

While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information
Annual Shareholder Report

regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Annual Shareholder Report

Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Adviser Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Large Cap Value Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
Annual Shareholder Report

delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Large Cap Value Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314209206
CUSIP 314209305
CUSIP 314209404
CUSIP 314209503
CUSIP 314209701
CUSIP 314209800
CUSIP 314209602
Q454126 (12/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 – $425,835

Fiscal year ended 2021 - $396,066

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $3,000

Fiscal year ended 2021 - $21,070

Fiscal year ended 2022- Audit consent from prior auditor for N-1A financial highlights.

Fiscal year ended 2021- Audit consent fees for N-1A financial highlights.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $11,438

Fiscal year ended 2021- International tax advice with respect to exchange of American Depositary Receipt.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $73,423 and $52,391 respectively. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2022 - $252,106

Fiscal year ended 2021 - $145,535

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Adviser Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2022